EXHIBIT 10.8


                         AMERICAN PROPERTY MANAGEMENT
                    2154 N.E. BROADWAY PORTLAND, OREGON 97232
             MAILING ADDRESS: P.O. BOX 12127, PORTLAND, OREGON 97212
                     PHONE (503) 284-2147 FAX (503) 287-1587


                            THIRD AMENDMENT TO LEASE
                                 LEASE EXTENSION

                                 AUGUST 1, 2000

AMERICAN PROPERTY MANAGEMENT Account #C-02-296-8923-02

It is mutually agreed that the original Lease dated October 29, 1996, The First Amendment dated December 9, 1997 and The Lease Extension dated September 11, 1998, collectively the "LEASE", between AMERICAN PROPERTY MANAGEMENT CORP. as agent for and on behalf of WESTON HOLDING CO. L.L.C., ("LESSOR"), and GARDENBURGER, INC. an Oregon corporation ("LESSEE"), for Suite #400 ("Premises") in the Morrison Plaza Office Building ("Building") at 1411 SW Morrison Street, in Portland, Oregon, consisting of approximately 18,850 square feet (this measurement includes a load factor for the building of 0%) is hereby modified as follows:

ARTICLE 1 Page One of the LEASE shall be amended with the addition of the following:

The LEASE term shall be extended for a period of two (2) year(s) commencing January 1, 2001 and terminating December 31, 2002 ("Extension Term").


ARTICLE 2 Page One of the LEASE shall be amended with the addition of the following:

Commencing January 1, 2001 the initial Base Rental for the Extension Term shall be determined by increasing the preceding Base Rent of $21,842.44 per month based upon the increase between the consumer price index for the U.S. city average (all urban consumer) October 1999 which was 168.2 and the same consumer price index as of October 2000.


ARTICLE 3 Section 4.1 of the original Lease, "Lease Consideration", shall be amended with the addition of the following:

The LESSEE shall submit with this signed Third Amendment to Lease, an additional Lease Consideration Deposit of ($1,814.73) which shall be held by the LESSOR together with the Lease Consideration Deposit currently deposited with the LESSOR under the original Lease ($22,266.56). The new Lease Consideration Deposit equal to the estimated last month base rent ($24,081.29) shall be held by the Lessor in accordance with the provisions of the original Lease, Section 4.1.

ARTICLE 4 Section 38.1 and 38.2 of the original Lease, "Rental Adjustment" and "Rental Adjustment Dates" shall be replaced with the following:

The Base Rental will be adjusted January 1, 2002 based upon the percentage increase in the yearly Consumer Price Index for U.S. City average (all urban consumer), between October 2000 and the same Consumer Price Index as of October 2001. Such information will be secured from the U.S. Bureau of Labor Statistics. Said increase shall be subject to a minimum annual increase of 3% and a maximum annual increase of 5%.


ARTICLE 5  Shower Facility

The privileges described in Article 7 of the Lease Extension dated September 11, 1998 shall be extended through December 31, 2002


ARTICLE 6 Section  42.1 of the  LEASE,  "Interior  Design &  Modification",  and
Section 43.1 of the LEASE, "Lessor Agreed Tenant Improvements", shall be amended with the following:

See Exhibit "B-2" Space Plan and Exhibit "C-2" Interior Space Work Agreement.

If any provisions contained in this Exhibit "C-2" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit "B", "B-1" or "B-2" Space Plan) the provisions contained in this Exhibit "C-2" Interior Space Work Agreement shall control.


ARTICLE 7 Section 44.1 of the original Lease, "Lessee Agreed Improvements" shall be amended with the following:

1) Subject to Section 10.1 of the original Lease, "Alterations", and provided the LESSOR approves plans in writing and the work is completed by a licensed and bonded contractor under the proper building permit from the City of Portland, LESSEE may install one (1) unisex shower with changing area adjacent to the women's restroom at LESSEE's sole cost and expense. Upon written approval of plans by LESSOR, the plans shall be attached as Exhibit "D" and become part of the LEASE hereto.

2) In addition, and subject to Section 10.1 of the original LEASE, "Alterations", LESSEE shall have the right to install an all glass door where indicated "(1)", on the attached Exhibit "B-2" Space Plan, subject to LESSOR approving the final schematic drawing which includes material specifications. LESSEE agrees to use a licensed and bonded contractor under proper building permit from the City of Portland. After the work is completed, approved by LESSOR and LESSEE provides the LESSOR with invoice, the LESSOR shall pay for said work based on the actual amount paid, not to exceed $7,500.00, in the form of a rental credit to be applied to January 2001 rent only.

ARTICLE 8  Termination

Only in the event LESSEE is acquired by another organization and LESSEE is not in default, LESSEE will have a one-time right to terminate the LEASE on December 31, 2001 ("Early Termination Date") by providing LESSOR with at least ninety
(90) days written notice prior to Early Termination Date (on or before October 2, 2001), accompanied by a fee equal to three (3) months rent ("Termination Fee") at the then current monthly Base Rental amount. The Termination Fee will not be applied to Base Rental and the monthly Base Rent will continue to the Early Termination Date of December 31, 2001.


ARTICLE 9 Section 49.1, "Option to Renew", of the original Lease shall be deleted in its entirety and replaced with the following:

LESSEE  shall be entitled to one (1) option to renew the LEASE for a term of two
(2) years commencing January 1, 2003 under the current LEASE terms and conditions with the following exceptions; 1.) the Base Rent will be at the then prevailing market rate; and 2.) the LESSEE will not have the right to terminate the LEASE during the renewal term; and 3.) there will not be a rent concession; and 4.) no tenant improvements will be performed unless mutually agreed upon.

(a) LESSEE shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary; (i) during the period commencing with the giving of any notice of Default under Section 17.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due LESSOR from LESSEE is unpaid (without regard to whether notice thereof is given to LESSEE), or (iii) during the time LESSEE is in Breach of this LEASE, or (iv) in the event the LESSOR has given to LESSEE three (3) or more notices of separate Defaults during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the defaults are cured.

(b) The Option granted to LESSEE in the LEASE is personal to the original LESSEE named on Page 1 hereof and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original LESSEE while the original LESSEE is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Option herein granted to LESSEE is not assignable, either as a part of an assignment of the LEASE or separately or apart therefrom, and no Option may be separated from the LEASE in any manner, by reservation or otherwise. However, if this LEASE is assigned to an acquiring company the Option shall remain in full force and effect, pending the provisions of paragraph (a) above.

ARTICLE 10

In addition to the rent credit described in Article 7, the LESSOR will provide the LESSEE a rent concession valued at $5,000.00, which shall also be applied as a rental credit to January 2001 rent only.

ARTICLE 11

The signing of this Third Amendment to Lease by the parties hereto constitutes a Lease between them incorporating all of the terms and conditions contained in the LEASE heretofore made between LESSEE and LESSOR, or LESSOR'S predecessor in interest, except as modified by the terms of this Third Amendment to Lease. If any provisions contained in this Third Amendment to Lease are inconsistent with any other provisions of the LEASE, the provisions in this Third Amendment to Lease shall control, unless otherwise provided in this Third Amendment to Lease. This Third Amendment to Lease is to be attached to the LEASE, which is to be deemed a part of it. This Third Amendment to Lease shall not be binding at the sole option of the LESSOR if, as of the commencement date of the extension term herein, the LESSEE is in default under any of the provisions of the LEASE above described.

ARTICLE 12

This offer to extend LESSEE'S LEASE shall expire at the sole option of the LESSOR if this Third Amendment to Lease is not signed and delivered to the LESSOR with no changes and accompanied by appropriate pre-paid monies by August 7, 2000 at 12 p.m.

IN WITNESS WHEREOF, the respective parties have executed this instrument in duplicate on this, the day, the month, and the year hereinbelow written, its corporate signature by authority of its Board of Directors.


LESSOR:                                      LESSEE:
AMERICAN PROPERTY MANAGEMENT CORP.           GARDENBURGER, INC.
as agent for and on behalf of                an Oregon corporation
WESTON HOLDING CO. L.L.C.,

X/s/ Douglas D. Lindholm                     By: /s/ Peter W. Shipp
 -----------------------------------            -------------------
 Douglas D. Lindholm                         Name:  Peter W. Shipp
 Vice President of Commercial Property       Title:  Sr. VP/CAO

DATE:  August 9, 2000                        DATE:  August 2, 2000

                            EXHIBIT "B-2" SPACE PLAN
                    GARDENBURGER, INC., an Oregon corporation
                          1411 SW Morrison, Suite #400
                             Portland, Oregon 97205
                           Account # C-02-296-8923-02





                             [Map of Office Space]












Any changes to this Exhibit "B-2" Space Plan are subject to LESSOR's approval. Any changes to this plan shall be at LESSEE's sole cost and expense, shall not delay lease commencement, and may delay LESSEE's occupancy.

                   EXHIBIT "C-2" INTERIOR SPACE WORK AGREEMENT

                LESSEE: GARDENBURGER, INC., an Oregon corporation
           ACCOUNT #:C-02-296-8923-02 BUILDING/SUITE #: Morrison/#400

                                ACCEPTED                       AGREED                        LESSOR               LESSEE
ITEM                              AS-IS                     IMPROVEMENTS                     EXPENSE              EXPENSE
----                              -----                     ------------                     -------              -------
PAINTING:                          X                            None                          _____                _____
                                 ------                       ---------
(Building Standard Color)

FLOORCOVERING:                      X                           None                          _____                _____
                                   ---                        ---------
(Building Standard Carpet
Color/Cove Base Color)

VINYL FLOORCOVERING:                X                           None                          _____                _____
                                   ---                        --------
(Building Standard Vinyl)

LIGHTING:                           X                          None                           _____                _____
                                   ---                        ---------
(Building Standard Fixtures)

ELECTRICAL:                         X                           None                          _____                _____
                                   ---                        ---------
(Building Standard 110 Volt)

CEILING:                            X                          None                           _____                _____
                                   ---                        ---------
(Building Standard Acoustical Tile)

PARTITIONS:                         X                          None                           _____                _____
                                   ---                         ------
(Building Standard Sheetrock)

DOORS/FRAMES                       X                            None                          _____                _____
                                 -----                          ----
(Building Standard Quality)

LOCKS/HARDWARE                      X                           None                          _____                _____
                                   ---                          ----
(Building Standard Quality)

RELIGHTS:                          X                            None                          _____                _____
                                 ------                         ----
(Building Standard Interior)

WINDOWCOVERING:                    X                           None                           _____                _____
                                 ------                      ----------
(Building Standard Exterior)

TELEPHONE:                         X                            None                          _____                _____
                                 ------                       ---------
(Building Standard Mud Rings)

PLUMBING:                           X                           None                          _____                _____
                                  ------                      ---------

If LESSEE is modifying their existing space layout, or expanding their leased premises, it is understood and agreed that all Lessor Agreed Tenant Improvement work may be performed during normal business hours and will not be deemed as an interruption of LESSEE'S business and that AMERICAN PROPERTY MANAGEMENT CORP. assumes no liability for damage to any existing hidden electrical located in the walls, ceiling and/or floors (i.e., electrical for phones, fax, computers, office equipment, etc.) that is not indicated on this agreement and brought to the attention of AMERICAN PROPERTY MANAGEMENT CORP. prior to the office remodel or is not equipped with an appropriate power surge protection device.

                                   EXHIBIT "D"
                           LESSEE AGREED IMPROVEMENTS
                    GARDENBURGER, INC., an Oregon corporation
                          1411 SW Morrison, Suite #400
                             Portland, Oregon 97205
                           Account # C-02-296-8923-02








                   [TO BE ATTACHED IF LESSEE INSTALLS A SHOWER]

                                 (SEE ARTICLE 7)